Diodes to Acquire Lite-On Semiconductor August 8, 2019 LITE-ON SEMICONDUCTOR CORP. Exhibit 99.3

Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, the following: the expected benefits of the acquisition, including the acquisition being immediately accretive; the efficiencies, cost savings, revenues, and enhanced product offerings, market position, and design and manufacturing capabilities of Diodes after the acquisition; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will,” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the possibility that the transaction may not be consummated, including as a result of any of the conditions precedent; the risk of superior acquisition proposal from other parties; the risk of Diodes being unable to obtain sufficient financing from lenders to complete the acquisition; the risk of global market downturn conditions and volatilities impacting the completion of the acquisition or the funding; the risk that such expectations may not be met; the risk that the expected benefits of the acquisition may not be realized or that integration of the acquired business may not be as rapid as we anticipate; the risk that Lite-On’s business will not be integrated successfully into Diodes’; the risk that the expected benefits of the acquisition may not be realized, including the realization of the accretive effect of the acquisition; the risk that Lite-On’s standards, procedures, and controls will not be brought into conformance within Diodes’ operation; difficulties coordinating Diodes’ and Lite-On’s new product and process development, hiring additional management and other critical personnel, and increasing the scope, geographic diversity, and complexity of Diodes’ operations; difficulties in consolidating facilities and transferring processes and know-how; difficulties in reducing the cost of Lite-On’s business; the diversion of our management’s attention from the management of our business; Diodes may not be able to maintain its current growth strategy or continue to maintain its current performance, costs, and loadings in its manufacturing facilities; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and Diodes’ joint venture prospects; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk that our future outlook or guidance may be incorrect; unfavorable currency exchange rates; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. Safe Harbor Statement Page

TTM Revenue $230M TTM Revenue $1.26B High volume Discrete, Analog, Logic and Mixed-Signal products Cost efficient manufacturing capabilities Strong global presence Broad product and customer base 3 C's with growth focus on Automotive and Industrial Strategic Synergies Aligned Discrete and Protection Product portfolios Expanded product and revenue footprint in Asia Operating and administrative efficiencies Incremental wafer fab and assembly capacity Immediately accretive to revenue, EBITDA and GAAP EPS Combined Company TTM Revenue $1.5B + = A Strategic Combination Contact Image Sensors, Rectifiers, Protection Products, Photo Diodes, and Hall Effect ICs World’s largest supplier of general purpose bridge products for AC-DC Under-utilized wafer fabs and assembly test facilities 15.3% ownership of DIOD shares Page LITE-ON SEMICONDUCTOR CORP.

Lite-On Semiconductor Highlights Business Overview Financial Overview Corporate Overview Manufacturing Overview Asia-based semiconductor supplier specializing in “green” power-related Analog and Discrete devices Focus on Power Discretes, including rectifiers and TVS Full range of contact image sensors for computing applications Established in 1990; publically listed (TWSE: 5305) Headquartered in Taipei, Taiwan 2300 employees across Taiwan and China In-house wafer fabs and assembly/test manufacturing in Taiwan and China Wafer and module foundry services for a range of proven technologies including bipolar and high voltage CMOS 2018 Revenues of $247 million USD ($30 NTD = $1 USD) 2018 Gross Profit of $41 million USD 2018 Cash and short-term investments of $91 million Page

Aligned Product Offering Growth and Integration Opportunities Enhanced Scale Aligned Discrete product portfolios: Rectifiers, Protection Products, Photo Diodes Creates world’s largest supplier of general purpose bridge products for AC-DC applications Potential profitability improvement through operating and manufacturing efficiencies Expanded customer and market presence for acquired products through Diodes’ extensive sales network and channel Opportunity to leverage LSC’s manufacturing footprint to expand sourcing options Accelerates repurchase of Diodes shares outstanding Immediately accretive to revenue, EBITDA and GAAP EPS Transaction Rationale Financial Leverage Consistent with Diodes' strategy to drive growth through select acquisitions Successful track record of revenue expansion, cost reduction, and business rationalization: FabTech in 2000, Anachip and APD in 2006, Zetex in 2008, BCD and PAM in 2013, Pericom in 2015 Page

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Lite-On Manufacturing Infrastructure



Hsinchu, Taiwan Wafer Fab
- 25K 6" wafers per month
- Bipolar, BCD, CMOS Processes
- Merged 2005



Wuxi, China Wafer Fab
- 190K 4" wafers per month
- GPP Processes
- Opened 2004



Shanghai, China Wafer Fab
- 110K 3" wafers per month
- GPP Processes
- Opened 1993



Keelung, Taiwan Wafer Fab
- 58K 3" wafers per month
- Thyristor, TVS, SF Processes
- Opened 1990



Wuxi, China Assembly Site
- 177KK Units per month
- DIP, TO, SMD, DFN Packages
- Opened 2005



Shanghai, China Assembly Site
- 370KK Units per month
- SMA / SMB / SMC Packages
- Opened 1993



Keelung, Taiwan Assembly Site
- 7KK Units per month
- SMD Packages
- Opened 1990

DIODES INCORPORATED

Page Pro-Forma Financial Overview Large revenue base with $1.5B annual combined revenue Immediately accretive to non-GAAP EPS Recapture LSC’s holding of 15.3% of DIOD shares Note: All dates reflect calendar quarter Combined Company (1) (2) (1) Intercompany revenue is eliminated (2) Includes the interest cost of this transaction and the reduction in Diodes shares

Significant Step in Executing Strategic Plan Page *Represents pro-forma trailing twelve months for Diodes and Lite-On results combined 2017 TTM 2Q19* Goal 2025 Implied CAGR Revenue $1.05B $1.5B $2.5B 11.4% GP% 33.8% 34.0% 40% GP$ $357M $500M $1B 13.8% R&D% 7.4% 6.6% 7% SG&A% 15.9% 14.8% 13% Operating Profit 7.5% 12.6% 20% Page

Diodes Strategy: Profitability Growth Page Lite-On Semiconductor is another key milestone

Thank you Company Contact: Diodes Incorporated Laura Mehrl Director of Investor Relations P: 972-987-3959 E: laura_mehrl@diodes.com Investor Relations Contact: Shelton Group Leanne K. Sievers EVP, Investor Relations P: 949-224-3874 E: lsievers@diodes.com www.diodes.com